Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Comstock Mining Inc. (the “Company”) for the period ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Corrado De Gasperis, Executive Chairman and Chief Executive Officer of the Company, certify, to my best knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

aThe Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

bThe information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 10, 2021
/s/ Corrado De Gasperis
Corrado De Gasperis
Executive Chairman and Chief Executive Officer
(Principal Executive, Financial, and Accounting Officer)